SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On January 25, 2016, Columbus McKinnon Corporation (the Company) announced that its Board of Directors declared a dividend of $0.04 per common share. The dividend will be payable on or about February 22, 2016 to shareholders of record at the close of business on February 12, 2016.
A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated January 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief
Financial Officer (Principal Financial Officer)

Dated:  January 26, 2016

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated January 25, 2016